UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 30, 2015
QVC, Inc.
(Exact name of registrant as specified in its charter)

State of Delaware	000-55409	23-2414041
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Wilson Drive
West Chester, Pennsylvania 19380
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (484) 701-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 30, 2015, an amendment to the bylaws (the “Amended Bylaws”) of QVC, Inc. (the “Company”) was approved by the sole stockholder of the Company and became effective immediately. The Company is a “close corporation” under Delaware law and, as such, its sole stockholder, rather than a board of directors, manages the business of the Company. Under the Amended Bylaws, if no record date is fixed, the record date for determining stockholders for certain purposes will be the close of business on the day on which the stockholders of the Company (if acting in their capacity as managers of the Company) adopt the resolution relating to such purposes.

Item 9.01. Financial Statements and Exhibits

(d)         Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of the Company (effective September 30, 2015).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QVC, Inc.

Date: October 6, 2015	By:/s/ JOHN F. MISKO
John F. Misko
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of the Company (effective September 30, 2015).

4